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                                                                    EXHIBIT 10.2

                      AMENDED AND RESTATED PROMISSORY NOTE


$12,500,000                                                        June 24, 1999

         THIS AMENDED AND RESTATED PROMISSORY NOTE ("Note") amends and restates that certain promissory note dated February 17, 1998, (the maturity date of which was extended to January 22, 1999 by a forbearance agreement dated October 8, 1998), between Borrower and First Union National Bank, which note was assigned to Lender by an assignment agreement of even date herewith.

         FOR VALUE RECEIVED and intending to be legally bound, the undersigned, ECC INTERNATIONAL CORP., ECC VENDING CORP. and EDUCATIONAL COMPUTER CORPORATION INTERNATIONAL (collectively the "Borrower"), promises to pay, in lawful money of the United States of America, to the order of MELLON BANK, N.A., a national banking association ("Lender"), at Lender's offices at Mellon Bank Center, Asset Based Lending Dept., 1735 Market Street, 6th floor, Philadelphia, Pennsylvania 19101, on the Revolving Credit Maturity Date the sum of Twelve Million Five Hundred Thousand ($12,500,000) Dollars or such lesser sum which represents the principal balance outstanding under the Revolving Credit established pursuant to the provisions of the Loan and Security Agreement (as it may from time to time be amended, modified or supplemented, the "Loan Agreement") of even date herewith by and among Borrower and Lender. The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records of receipts and disbursements with respect to such Revolving Credit, which records shall be conclusive evidence of such amount due and owing.

         Borrower further agrees to pay this Note in accordance with the Loan Agreement and to pay interest on the unpaid principal amount outstanding hereunder from time to time at the per annum rate or rates set forth in the Loan Agreement. Interest shall be calculated on a basis of a year of 360 days but computed for the actual number of days elapsed, and shall be due and payable monthly on the first day of each calendar month, in arrears, commencing on the first day of the first full calendar month after the date hereof and thereafter on the same day of each successive calendar month. In no event shall the amount of interest paid or agreed to be paid to Lender hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In such event, the interest rate shall automatically be reduced to the maximum rate permitted by such law and the amount of any excess previously received by Lender shall be offset and applied against such other Obligations as Lender may determine.

         This Note is that certain Revolving Credit Note referred to in the Loan Agreement and other Loan Documents. This Note shall evidence Borrower's obligation to repay all sums advanced by Lender from time to time under and as part of the Revolving Credit. If Borrower fails to make any payment required hereunder or if an Event of Default occurs under the Loan Agreement, Lender may declare the unpaid principal balance of and all other obligations under this Note to be immediately due and payable. Lender shall thereupon have the option at any time and from time to time to exercise all rights and remedies set forth herein, and in the other Loan Documents,
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as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid Obligations hereunder and thereunder. This Note is secured by the Collateral described in the Loan Agreement.

         This Note can and shall only be prepaid in accordance with the terms and conditions of the Loan Agreement.

         Except as otherwise provided in the Loan Documents, Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Lender of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. Borrower agrees to reimburse Lender for all expenses (including, without limitation, attorneys' fees) incurred by Lender to enforce the provisions of this Note, to protect, preserve and defend Lender's rights under the Loan Documents, and to collect Borrower's Obligations hereunder as described in the Loan Agreement.

         Notwithstanding the entry of any judgment under this Note, the unpaid principal balance under this Note shall continue to bear interest at the applicable rates set forth above.

         The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note. All capitalized terms not otherwise defined herein shall have the respective meanings as set forth in the Loan Agreement.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania.

         BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST LENDER WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS.

         If an Event of Default shall occur under this Agreement, or a default shall exist under any of the Loan Documents which has not been cured within the applicable cure periods (without duplication of any periods of notice or cure provided elsewhere) or defaults under any other obligation whatsoever of Borrower to Lender, the undersigned hereby irrevocably authorizes and empowers any attorney or clerk of any court of record in the Commonwealth of Pennsylvania or elsewhere (either by amicable action or in a proceeding commenced by Complaint) to appear for and CONFESS JUDGMENT against all, or any of them, (a) for such sums for which the undersigned are or may become liable to Lender and/or (b) in any action of replevin or upon any Writ of Ejectment and/or Possession instituted by Lender to obtain possession of any Collateral securing the undersigned's liability hereunder or any Collateral in possession of any of the undersigned which secures any of their obligations to Lender, in either case, with or without declaration, with costs of suit, without stay of execution, and with fifteen percent (15%) of the principal amount thereof but not less than $5,000 added for attorneys' fees together with interest on said judgment at the highest annual rate permitted by law, or if no such rate is specified by


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law, then at the rate of five percent (5%) per annum in excess of the rate set forth in the Note and Loan and Security Agreement or other documents evidencing the undersigned's obligations to Lender, calculated from the date of confession until full payment of same is received by Lender. Undersigned each (a) waive the right of inquisition on any real estate levied on, voluntarily condemn the same, authorize any attorney or clerk to enter upon the Writ of Execution said voluntary condemnation and agree that said real estate may be sold on a Writ of Execution; (b) waive and release all relief from any and all appraisement, stay, exemption or appeal clause of any state now in force or hereafter enacted; and
(c) release Lender and any said attorney from all errors and damages arising out of compliance with this warrant.

         NOTE RE TAXES: THIS NOTE REPRESENTS AN AMENDMENT AND RESTATEMENT OF THAT CERTAIN AMENDED AND RESTATED REVOLVING CREDIT NOTE FEBRUARY 17, 1998, WHICH NOTE AMENDED AND RESTATED THE REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $11,000,000 DATED SEPTEMBER 20, 1994, FROM BORROWER TO FIRST FIDELITY BANK, NATIONAL ASSOCIATION (THE "NOTE"), AS AMENDED AND RESTATED. INTANGIBLE PERSONAL PROPERTY TAXES CALCULATED ON THE AMOUNT OF $9,700,000 WERE PAID UPON THE RECORDING OF THE MORTGAGE SECURING THE NOTE, WHICH MORTGAGE IS RECORDED AT O.R. BOOK 48877, PAGE 4562, PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA (THE "MORTGAGE"). INTANGIBLE PERSONAL PROPERTY TAXES IN THE AMOUNT OF $9,800.00 (CALCULATED ON THE AMOUNT OF THE INCREASE IN THE LIMIT OF LIABILITY TO $12,500,000, WHICH INCREASE IS $2,800,000), ARE BEING PAID ON THE RECORDING OF THE AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT.

         This Note has been executed and delivered by Borrower by a duly authorized officer of Borrower on the date first set forth above.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.




                                            ECC INTERNATIONAL CORP.


Attest: /s/ Melissa Van Valkenburgh         By  /s/ James C. Garrett
        --------------------------------        --------------------------------
Name:   Melissa Van Valkenburgh             Name:   James C. Garrett
                                            Title:  President


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                                            ECC VENDING CORP.


Attest: /s/ Melissa Van Valkenburgh         By  /s/ James C. Garrett
        --------------------------------        --------------------------------
Name:   Melissa Van Valkenburgh             Name:   James C. Garrett
                                            Title:  President


                                            EDUCATIONAL COMPUTER
                                            CORPORATION INTERNATIONAL


Attest: /s/ Melissa Van Valkenburgh         By  /s/ James C. Garrett
        -------------------------------         --------------------------------
Name:   Melissa Van Valkenburgh             Name:   James C. Garrett
                                            Title:  President


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